Value Line
U.S. Government Securities Fund, Inc.
(Ticker Symbol: VALBX)

S U M M A R Y P R O S P E C T U S
J A N U A R Y 2 , 2 0 1 3

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/home. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to info@vlfunds.com. The current Prospectus and Statement of Additional Information dated January 2, 2013, are incorporated by reference into this Summary Prospectus.

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Value Line U.S. Government Securities Fund, Inc.

Supplement dated January 2, 2013 to
Summary Prospectus dated January 2, 2013

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus and any existing supplements thereto.

The Fund’s Board of Directors approved an Agreement and Plan of Reorganization pursuant to which the Fund’s shareholders would become shareholders of Value Line Core Bond Fund (formerly known as Value Line Aggressive Income Trust), which is another fund within the Value Line Funds. The closing of the reorganization is expected to occur on or about March 8, 2013 and is subject to certain conditions, including that the Fund’s shareholders also approve the Agreement and Plan of Reorganization.

A special meeting of the Fund’s shareholders has been called for March 7, 2013, at 4:00 p.m. (Eastern time), at the offices of Wilmer Cutler Pickering Hale and Dorr LLP located at 7 World Trade Center, 250 Greenwich Street, New York, New York 10007. Each Fund shareholder of record as of the close of business on January 11, 2013 will be entitled to vote at the Meeting. Such shareholders will receive a combined proxy statement and prospectus describing the reorganization and the reasons that the reorganization is being recommended unanimously by the Fund’s Board of Directors, including the Independent Directors.

Prior to the reorganization, the Fund will continue to operate as described in its Prospectus and Statement of Additional Information, each dated January 2, 2013, and will continue to accept investments from new and existing shareholders.

If you have any questions about the shareholder meeting or the voting process, please call 1-800-735-3568 (toll free).

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY
PROSPECTUS FOR FUTURE REFERENCE

F U N D S U M M A R Y

Investment objectives

The Fund’s primary investment objective is to seek maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.37%
Total Annual Fund Operating Expenses	1.12%
Less 12b-1 Fee Waiver*	-0.25%
Net Expenses	0.87%

*
EULAV Securities LLC (the “Distributor”) has contractually agreed to waive all of the Fund’s 12b-1 fee through December 31, 2014. The waiver cannot be terminated before December 31, 2014 without the approval of the Fund’s Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Value Line U.S. Government Securities Fund	$89	$331	$593	$1,341

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicated higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal investment strategies of the Fund

To achieve the Fund’s investment objective, EULAV Asset Management (the “Adviser”) invests, under normal conditions, at least 80% of the Fund’s net assets in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. Some of these securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) are not backed by the full faith and credit of the United States. While the Adviser emphasizes income from investments for the Fund, the Adviser considers carefully the following: security of principal, duration, marketability, and diversity of investments. The Adviser seeks the best relative values among the universe of U.S. government securities. In deciding which securities to sell, the Adviser considers a number of factors, including economic developments, interest rate trends and cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. The Fund’s portfolio may be actively traded.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There is no guarantee that the Adviser’s investment strategies will produce the desired results. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.

The principal risk you assume when investing in the Fund is interest rate risk, which is the possibility that as interest rates rise the value of some fixed income securities may decrease.

Mortgage-backed securities are also more volatile and less liquid than other U.S. government securities and may be subject to credit, prepayment and extension risks.

The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liability of the instrumentalities that issue some U.S. government securities held by the Fund may exceed the current resources of such instrumentalities, including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future causing the Fund to incur a loss.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 9.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the Barclays Capital 50% U.S. Government Bond Index/50% Mortgage Backed Securities Index, which is a broad based index that closely reflects the Fund’s investments. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 of each year (%)

Best Quarter: Q4 2008 +5.61% Worst Quarter: Q2 2004 (2.56%)

As of November 30, 2012, the Fund had a year-to-date total return of 2.26%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Average Annual Total Returns for Periods Ended December 31, 2011

	1 year	5 years	10 years
U.S. Government Securities Fund
Return before taxes	6.47%	5.64%	4.78%
Return after taxes on distributions	5.04%	4.23%	3.35%
Return after taxes on distributions and sale of Fund shares	4.45%	4.06%	3.27%
Barclays Capital 50% Gov/50% MBS Government Bond Index
(reflects no deduction for fees, expenses or taxes)	7.63%	6.07%	5.64%

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Geffen has been the portfolio manager of the Fund since 2001.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 15.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.